OPERATING LEASE - Schedule Of Supplemental Balance Sheet Information Related To Operating Lease (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
OPERATING LEASE
Right-of-use assets, net	¥ 282,612	$ 39,805	¥ 289,628
Operating lease liabilities, current	155,014	21,833	151,438
Operating lease liabilities, non-current	125,079	$ 17,617	143,591
Total operating lease liabilities	¥ 280,093		¥ 295,029
Weighted average remaining lease term (in years)	2 years 18 days	2 years 18 days	2 years 7 months 6 days
Weighted average discount rate	4.77%	4.77%	4.81%